SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2005

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As of July 26, 2005, Nevada Power Company had drawn down an aggregate of $100 million under its $350 million revolving credit facility with Union Bank of California, N.A., as administrative agent, for the purpose of funding its seasonal fuel and power purchase requirements.
Item 8.01 Other Events.
Enron Litigation — Gaming and Partnership Show Cause Proceeding before FERC
     On July 20, 2005, the Federal Energy Regulatory Committee (FERC) issued an order in the Gaming and Partnership Show Cause Proceeding involving Enron Power Marketing, Inc. (Enron), among others, suspending the trial schedule, including the September 7, 2005 trial date, pending FERC review of a recent settlement agreement between the California parties and Enron. The order provides that the trial in this proceeding will convene within seven weeks following FERC’s review of the proposed settlement. FERC also ordered Enron not to take any action to move forward the Bankruptcy Court proceeding, and ordered it to join in any request for postponement of any filing or action in the Bankruptcy Court proceeding. In addition, FERC ordered the remaining parties, including Nevada Power Company (NPC) and Sierra Pacific Power Company (SPPC) to participate in settlement negotiations.
The subject FERC proceeding focuses on Enron’s illicit trading activity in California with various counterparties, including the People of the State of California, California state entities, California utilities and other non-Californian entities (including NPC and SPPC). NPC and SPPC are unable at this time to predict the outcome of the upcoming settlement negotiations, or, if settlement negotiations prove unsuccessful, the outcome of the trial.
Reid Gardner NOAVs
     On July 20, 2005, the Nevada Division of Environmental Protection (NDEP) issued Notices of Alleged Violations (NOAVs) covering a number of issues related to the Nevada Power Company’s Reid Gardner Generating Station in Las Vegas, Nevada. In part, these NOAVs represent reissuances of previously issued NOAVs dated December 2, 2004 which were reported in Sierra Pacific Resources’ Annual Report on Form 10-K for the year ended December 31, 2004. These NOAVs relate to record-keeping, monitoring and other alleged administrative infractions and address additional monitoring and reporting issues for the period September 2002 through December 2004. Also, additional NOAVs were issued concerning intermittent opacity emissions and the monitoring, record-keeping and reporting of such emissions.
All NOAVs are subject to an administrative hearing before the Nevada State Environmental Commission and then to judicial review. NPC is continuing to provide information to NDEP as requested and is engaged in an ongoing dialogue with NDEP, including settlement discussions. Because no penalty has been specified by NDEP and discussions are continuing, management cannot reasonably estimate the amount of any potential monetary penalties that may ultimately be assessed in connection with the alleged violations.
Item 9.01 Financial Statements and Exhibits.
(a)     Financial statements of businesses acquired.
     None.
(b)     Pro forma financial information.
     None.
(c)     Exhibits.
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: July 26, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: July 26, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: July 26, 2005	By:	/s/ John E. Brown
John E. Brown
Controller